SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 26, 2006 (January 20, 2006)
TRIBEWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-28675	94-337095

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
111 Via Quito
Newport Beach, California 92663
(Address of Principal Executive Offices) (Zip Code)
(949) 723-0075
(Registrant’s telephone number, including area code)
243 Front Street
San Francisco, California 94111
(Registrant’s Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01: Completion Of Acquisition Of Assets
The acquisition of substantially all of the issued and outstanding capital stock of TakeCareofIT Holdings Limited, a Malta corporation, along with its wholly owned subsidiaries in Malta, New Zealand and the USA collectively doing business as Atlas Technology Group (“Atlas”) was completed on January 20, 2006 by Tribeworks, Inc. (the “Company” or “Tribeworks”). The Company acquired 9,999 shares of the capital stock of TakeCareofIT Holdings Limited from TakeCareofIT Limited, a Gibraltar company. The remaining one (1) share of Atlas is held by Peter B. Jacobson, the Company’s Chief Executive Officer, in accordance with Malta law requiring Malta corporations to have at least two (2) shareholders.
ITEM 1. DESCRIPTION OF BUSINESS
General Information about Atlas
Atlas has its headquarters in Malta with a subsidiary office in Wellington, New Zealand and a data center in Seattle, Washington. Atlas currently has 11 employees and 3 working directors.
Business Overview
Atlas Technology Group™ is an Information Technology (IT) outsourcing support company for custom software applications worldwide.
Atlas Technology Group is in the business of providing custom, outsourced, application software support services to its customers. These will range from supporting specialized networks and single applications to providing the entire IT infrastructure management for customers who want to outsource everything and focus on their core business. In partnership with other IT development consultancies, a fully outsourced IT capability can be provided, with hard performance metrics and predictable costs.
Atlas Technology Group is leveraging the recent advances in software, monitoring systems, and communications, to build a new, leading edge, global support infrastructure, providing 24X7 software support to large and medium sized companies. Atlas’ new, patent-pending, application on-boarding and monitoring processes should allow for dramatic cost savings over existing legacy IT service providers.
Enterprise Description
Atlas intends that its services offerings will be worldwide, with the majority of the targeted customers having multinational operations. It is intended to be a highly distributable venture, able to place people in the best possible locations, yet offering a seamless service offering across geographies.
The initial support centers are based in Malta, with the second support center in New Zealand, creating a “follow-the-sun”, 24 hour coverage. As business grows, third and fourth locations are projected to increase capacity, as needed. State-of-the-art VoIP, Call Tracking and Monitoring technology provide each employee with the leverage needed to maximize support delivery to the fullest possible extent.
Atlas also intends to establish two central data center locations to run the required infrastructure. All of these servers will be in a secure, fully redundant configuration, and have on-demand high bandwidth available, as well as onsite backup and hands-on support services.
Service Description
Atlas supplies customized IT application support services, defined in a Service Level Agreement (SLA), which usually consist of some combination of the following Tiers, delivered with customer-specific objective metrics:

     Tier 1 — Customer Support
The first Tier is the interface into the ongoing support process for the customer. They receive requests for support (called incidents) from the customers, in a number of different escalation methods.
The Tier 1 operators process the queue of inbound requests, opening incidents in the Call Tracking System (CTS), then attempting to resolve them with the customer. They do this by leveraging the Knowledgebase System (KB), which contains information about the application or infrastructure being supported. To keep Tier 1 incidents to a minimum, the knowledgebase is also available and searchable by the customers. If Tier 1 cannot resolve the problem, it escalates to the Tier 2 queue. When the problem is resolved, Tier 1 confirms with the customer and closes the incidents.
As many problems are the result of user error, it is expected that Tier 1 should resolve between 70-80% of all incidents depending on the application.
     Tier 2 — Application/Infrastructure Support
Tier 2 Support is responsible for fixing support incidents that result from system or infrastructure problems (as opposed to user issues). The toolset required is more extensive than Tier 1. The incidents resolved by Tier 2 are either escalations from Tier 1 or incidents automatically created by proactive monitoring systems.
Tier 2 are highly-motivated, interrupt-driven IT support professionals. Atlas’ ability to attract and retain these resources, train them, and leverage them seamlessly across the customer base is key to its success.
     Tier 3 — Problem Management and enhancements
Problem Management is the service of analyzing incident trends, and addressing the core problems causing them, leading to incident reductions and cost savings. Atlas hopes to succeed by providing world-class IT application support services that ensure the customer receives the best possible return on their support investment. Atlas can also, either directly or through its partners, supply application development and enhancement services at customer’s request.
Service Process
In order for Atlas to accept an application, and take responsibility for SLA delivery, an application must pass through our patent-pending On-Boarding™ process. On-Boarding is an initial systems project conducted by certified On-Boarding partners, with participation by Atlas, to document the application, load the knowledgebase, instrument the application with our ProAct™ monitoring tools, train and recruit any needed specific application support professionals, and negotiate the required SLAs.
This process means Atlas can adapt its services to provide a truly outsourced application support, tailored to very specific customer needs, while leveraging the economies of scale and state of the art technologies across its entire customer base.
Industry Analysis
The worldwide Information Technology (IT) market is approximately a one trillion dollar market ($980 billion, Gartner Group, Inc. (http://www3.gartner.com/Init)), including hardware, software, and communications.
Companies worldwide continue to pour money into the necessary technology that underpins their daily operations. The contracting economy has forced many businesses to cut costs wherever possible, accelerating the trend towards outsourcing some or all IT functions.

Giants such as IBM, EDS and Hewlett Packard have taken advantage of this opportunity with their traditional strengths in outsourcing, which includes installing, managing, and servicing entire networks, and in fact it is their IT services that have spurred the vast majority of their growth over the past five years.
Forrester Research, Inc., forecasts that the market for IT services in the public sector (government agencies and school districts) will reach $15 billion by 2008, up from $10 billion in 2004. Companies such as Science Applications International Corporation (SAIC), Computer Sciences and CACI International) stand to benefit from not only an increased exposure, but also from planned budget increases for homeland security and technology infrastructure improvements.
The Gartner Group projects that the worldwide outsourcing market to experience substantial growth over the next five years. The US market is projected to grow 7% annually, Canada 4%, and European firms’ spending will increase by a modest average of 2.9%, with large differences between countries: Nordic firms plan to increase their spend by 7.5%, while German and Austrian firms will decrease it by 2.2%. According to studies done by Forrester Research, Inc., (http://www.forrester.com) only a few technology areas will generate solid enterprise demand. These include PC hardware purchasing, VPN and VoIP solutions, Security, and a renewed interest in data warehousing technologies. Regarding outsourcing, almost 30% of firms will consider BI software and more than one-third will look at automating their back-office processes. Application development outsourcing will also show positive signs of strong spending, according to Forrester. In addition, Forrester projects that the US helpdesk outsourcing market will grow from $9.6 Billion annually in 2003 to $13.1 billion annually by 2008.
The trend toward outsourcing is large, and the latest trend toward outsourcing application support is dramatic. EDS Corp., who founded IT outsourcing over 30 years ago, project Tier 2 Application and Business outsourcing to represent a $220 billion market by 2006 with additional growth averaging 10% annually. A 2004 study by Forrester Research states: “Outsourcing continues to accelerate in Europe, with the level of deal activity rivalling that in the US. The UK still stands out as Europe’s dominant market, but outsourcing has gained ground in Germany, Spain, and France. However, large and global deals in these countries remain limited, and BPO is making only patchy progress. Offshore is now part of the market landscape, but project-based application development work still dominates offshore contract activity.” According to The META Group (http://www.metagroup.com) “Application Outsourcing: Application outsourcing services (legacy, packaged, e-commerce, etc.) will remain highly customized through 2004/05. Circa 2006/07, common building blocks will emerge and application services will become a horizontal (functional building blocks) rather than vertical (industry) specialization. During 2006-09, vendors will attempt to differentiate application services by integrating applications into business process transformation and business process outsourcing.”
There is substantial push towards service delivery, fueled by Microsoft’s .NET push, and other industry leaders’ efforts. Distributed systems have become more sophisticated, and the push towards outsourcing the hardware and networks into external data center facilities, has now been surpassed by outsourcing activities further up the IT value chain, with developments going to India and entire IT functions being externalized, allowing business to take advantage of greater economies of scale to reduce IT costs, and a renewed focus on core business. The META Group claims that this is the single biggest growth area in IT for the next 5-7 years.
Competition Analysis
Currently, there are a large number of traditional consultancies endeavoring to compete in this space, including IBM Global Services, HP, EDS, and Accenture as well as a number of smaller independents.
The industry is broken down into three segments; first are the hardware manufacturers that provide additional IT services; second, are the large pure-play IT service providers targeting fortune 500 companies, and third are smaller independent companies that generally specialize in specific local markets.
The largest firms in terms of 2003 revenue are IBM with total sales of $89.1 billion, of which almost one half, or $42.6 billion represents services, and of this amount $17.1 billion is outsourcing services. Outsourcing is IBM’s fastest growing business segment and is growing at 17% annually, or almost double the rate of the overall company.

HP is the second largest in terms of revenue, with $73.6 billion in total revenues, of which $12.3 billion is services including IT outsourcing, and which is growing at an annual rate of 22%. HP is currently very interested in a new service offering, based on ITIL standards, for custom application support. It is expected that they will release this new service offering to market by Q3 2005. This offering is expected to be a reasonably close fit to the custom support Atlas intends to offer.
The pure-play IT service providers, with 90% or more of their revenues coming from IT support services, include EDS, with $21.5 billion in revenue, Computer Sciences Corporation with $15.6 billion, Accenture with $13.7 billion, and Bearingpoint with $3.1 billion in 2003 revenues. All of these companies are experiencing annual revenue gains of 15%-32%.
The improvement of infrastructure has meant the introduction of the third group to the competitive picture, notably in India, where Wipro and Infosys are beginning to provide support services and call centers. Many hosting providers are also trying to offer ASP services as an add-on. There are other more regional players, such as Wavex (http://www.wavex.co.uk) and Motive (http://www.motive.com) that are also targeting the SME market.
In addition, we believe that the single biggest competitive factor is entrenched in-house support groups. In fact, we believe that we will be competing with in-house support groups rather than external competitors in over 90% of competitive cases.
ITEM 2. MANAGEMENT’S PLAN OF OPERATION
Marketing Plan
The marketing of Atlas Technology Group™, will involve a two-step plan, incorporating three elements, in three distinct worldwide regions. The first part of the plan will be the branding of the name, which will be positioned as solid, reliable, and successful. Market studies indicate that while pricing and costs is a primary motivator in firms looking at outsourcing, price is not the determining factor. The brand identity of Atlas will be established with very high-end printed, collateral material, and backed by a similar scale internet presence, with active demonstrations, and process flow. The initial website is in place (http://www.Atlastg com) and sales brochures have been printed. This process will be complemented with an active press Release strategy and follow through with industry press contacts, highlighting, and associating with high-profile, ‘known’ firms that have become customers. Limited, yet high-end, targeted advertising in industry specific publications, will also be an available option, but will be used dependent upon the size and speed of ramp-up of initial customers.
The second step will be the partner development plan. This will involve identifying, and directly contacting regional partners and resellers. This process has already began, and will include contracting with established IT service providers who currently do not offer custom support services, but can generate business directly, together with ‘pull-through’ business of mutual customers. We will establish value through the On-Boarding certification process for these partners, while providing them with proprietary and powerful On-Boarding tools. Through adding additional service offering to their existing offerings, we will attempt to leverage the partners’ current sales forces and customers’ bases.
The three elements will include: The On-Boarding partner development plan; direct sales channels; and Product alliances. Sales and marketing efforts of Atlas Technology Group™ will also be geographically 24X7 with sales offices and knowledgeable, local personnel based out of EMEA, North America, and APAC. Service level agreements (SLA’s) will be marketed directly through three channels: (1) On-Boarding Partners — established IT consulting/integration firms who will be trained and certified by Atlas Technology Group™ in the skills and methodology required to successfully bring applications and infrastructure to the required level of stability to be able to negotiate custom SLA’s; (2) Direct Sales Channels — established IT consulting/integration firms seeking to add support services under reseller agreements; and (3) Product Alliances — support services to hardware and software development companies seeking to concentrate on their core competencies of product development, and not high level support.

Three regional sales and marketing offices will be established, in North America, Europe, and Asia. The purpose of these regional offices is three-fold. First is directly contacting and selling potential On-Boarding partners, direct sales channels, and product manufacturers. Secondly will be to direct regional marketing based on the specific elements and needs of each market. The third element is to have a local ‘face’ for customers to interact with and build personal, business relationships with.
As sales ramp-up and business grows, sales and service levels will be gauged for the optimum new customers’ growth levels. It is expected that following year one, the regional sales teams will be further broken down into vertical market sales groups, again focused around On-Boarding partner development, direct sales channels, and product manufacturer Alliances.
ITEM 3. DESCRIPTION OF PROPERTY
Atlas has a six (6) year office lease covering approximately 471 square meters located at Level 4, No. 9, Empire Street, Gzira GZR04, Malta expiring on August 14, 2010 at a base annual rent of Lm16,000 (approx US$45,000)
Atlas also has a four year office lease of the second floor of 139-141 Featherston Street in Wellington, New Zealand expiring on July 31, 2009. The office comprises approximately 300 sq meters with a base annual rental of NZ$55,500 per annum (approx US$39,000) plus a 12.5% Goods and Services Tax (“GST”) which is claimable against GST revenue tax or refundable.
ITEM 4. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Owner	Shares

Peter Jacobson (held in trust for Tribeworks, Inc.)	1 of 10,000 issued and outstanding

TakeCareofIT, Ltd., Gibraltar	9,999 of 10,000 issued and outstanding
ITEM 5. DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS
Set forth below is the name, age, positions and years of service of the executive officers and directors of Atlas as of the date of the acquisition.

Name	Age	Position	Years

B.S.P. “Paddy” Marra	59	Director	1

Michael T. Murphy	37	Director	1

Anthony Tonna	50	Director	1
Byran S P (Paddy) Marra, 59 — Director
Paddy Marra has over 30 years of corporate finance experience, including, recently with FreshXtend Technologies Corp. (Canada) (CEO and now Deputy Chairman), CFO of the Brierley Investments Limited group (New Zealand), and Chairman and CEO, Chamundi Power Corporation Ltd (India). Mr. Marra has Degrees in both Accounting and Finance (BCA) and in Economics and Economic History (BA) from Victoria University of Wellington, New Zealand. He is also a Fellow of the Institute of Chartered Accountants of New Zealand and is a former member of the Financial Reporting Standards Board in New Zealand and numerous other Boards and Directorships of publicly traded companies.

Michael T. Murphy, 37 — Director
Mr. Murphy is currently the Senior Director leading the Business Group IT organization at Microsoft. This provides all the product development efforts at Microsoft globally with IT support, and has the largest internal IT application support at Microsoft. This group is distributed, and Mr. Murphy currently manages, resources in the USA, Ireland, India and the Far East.
Anthony Tonna, 50 — Director
Anthony Tonna is Managing Director and majority shareholder in the Anthony Tonna group of companies in Malta. The pride of the group is Pincott Security Ltd which has been in the security field for 33 years. Mr. Tonna is also involved in developing property in Malta and Tonna Marine, which was established in 1987. Tonna Marine was the first company to open the market for the importation of large marine vessels manufactured in the USA to Malta.
FAMILY RELATIONSHIPS
None
CERTAIN LEGAL PROCEEDINGS
No director, nominee for director, or executive officer of the Company has appeared as a party in any legal proceeding material to an evaluation of his ability or integrity during the past five years.
ITEM 6. EXECUTIVE COMPENSATION
Other than reimbursement of expenses, none of the current directors or executive officers of Atlas have received any compensation for their efforts with regard to Atlas during the past 12 months.
EMPLOYMENT AGREEMENTS
Atlas does not have any employment agreements with any officer or director of Atlas at present, but it intends to enter into employment agreements with its officers and directors during the second quarter of 2006.
ITEM 7. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
None
ITEM 8. DESCRIPTION OF SECURITIES
There are no fixed rights to dividends on the capital stock. Dividends maybe paid in cash, stock, or otherwise as determined by the Board of Directors from funds lawfully available for such distributions. The stockholders do not have any pre-emptive rights. All shares of capital stock when issued shall be fully paid and shall be non-assessable.
Atlas has authorized 10,000 shares of capital stock at a par value of One (1) Euro each.

Item 5.02:	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Effective as of January 20, 2006, the Company’s Chief Financial Officer, B.S.P. Marra was appointed by the directors of the Company to serve as an additional member of the Company’s Board of Directors.
Item 9.01: Financial Statements and Exhibits
(a)	Financial Statements of the Business Acquired. The audited financial statements of Atlas required by this Item 9.01 will be completed and filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date of this Current Report on Form 8-K.

(b)	Pro Forma Financial Information. The Company expects that the pro forma financial statements required by this Item 9.01 will be completed and filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date of this Current Report on Form 8-K.

(c)	Not applicable

(d)	Exhibits.

Exhibit No.	Description

2.01	Share Transfer Agreement dated January 20, 2006 by and between the Company and TakeCareofIT Limited

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
SIGNATURES

TRIBEWORKS, INC.

Date:	January 26, 2006	/s/ Peter B. Jacobson

PETER B. JACOBSON,
Chief Executive Officer